Exhibit 99.2

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2015

THE HANOVER INSURANCE GROUP

FINANCIAL SUPPLEMENT

TABLE OF CONTENTS

Business Descriptions	1
Financial Highlights	2
Consolidated Financial Statements
Income Statements	3
Balance Sheets	4
GAAP Underwriting Results
Consolidated	5-7
Commercial Lines	8-10
Personal Lines	11-13
Chaucer	14-16
Investments
Net Investment Income and Yields	17
Investment Portfolio	18
Credit Quality and Duration of Fixed Maturities	19
Top 10 Corporate and Municipal Fixed Maturity Holdings	20
Reconciliation of Operating Income to Net Income	21
Other Information
Non-GAAP Financial Measures	22
Corporate Information	23
Market and Dividend Information	23
Financial Strength and Debt Ratings	23

THE HANOVER INSURANCE GROUP

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS

COMMERCIAL LINES

Commercial multiple peril coverage insures businesses against third party liability from accidents occurring on their premises or arising out of their operations, such as injuries sustained from products sold. It also insures business property for damage, such as that caused by fire, wind, hail, water damage (except for flooding), theft and vandalism.

Commercial automobile coverage insures businesses against losses incurred from personal bodily injury, bodily injury to third parties, property damage to an insured’s vehicle, and property damage to other vehicles and property.

Workers’ compensation coverage insures employers against employee medical and indemnity claims resulting from injuries related to work. Workers’ compensation policies are often written in conjunction with other commercial policies.

Other Commercial Lines is comprised of inland marine, which insures businesses against physical losses to property, such as contractor’s equipment, builders’ risk and goods in transit. We also offer underwriting and managing of program business, including to under-served markets where there are specialty coverage or risk management needs. Other Commercial Lines also includes bonds, which provides businesses with contract surety coverage in the event of performance or payment claims, and commercial surety coverage related to fiduciary or regulatory obligations. Also included in Other Commercial Lines coverages are umbrella, general liability, fire, specialty property, and professional and management liability.

PERSONAL LINES

Personal automobile coverage insures individuals against losses incurred from personal bodily injury, bodily injury to third parties, property damage to an insured’s vehicle, and property damage to other vehicles and other property.

Homeowners coverage insures individuals for losses to their residences and personal property, such as those caused by fire, wind, hail, water damage (except for flooding), theft and vandalism, and against third party liability claims.

Other Personal Lines are comprised of personal inland marine (jewelry, art, etc.), umbrella, fire, personal watercraft, earthquake and other miscellaneous coverages.

CHAUCER

The Chaucer reporting segment represents THG’s international business written through Lloyd’s and includes international property, marine and aviation, energy, UK motor and international casualty and other coverages.

Property coverage, including direct, facultative and treaty property accounts, insures property, including commercial, auto, and industrial businesses, against physical loss or damage and business interruption. The property treaty account comprises mainly catastrophe and per risk excess contract acceptances, with a small amount of proportional treaty and reinsurance assumed business.

Marine and Aviation includes coverages that insure marine hull, excess of loss, liability, cargo and specie, in addition to political risk and war business coverages. It also includes aviation coverages that insure airline hull and liability, general aviation, refuellers, aviation products and satellite.

Energy coverage, encompassing exploration and production, construction, liabilities downstream and renewables, insures energy businesses against physical damage, business interruption, control of well, seepage and pollution and liabilities. Energy also includes Nuclear, which predominantly provides coverage relating to power generation at nuclear power stations.

UK Motor coverage insures the UK private car and fleet markets. In addition, it writes specialist classes including commercial vehicle, taxi, motorcycle, motor trade and classic/specialist vehicles, as well as other UK small commercial products. The Company exited this business effective June 30, 2015.

Casualty and Other Lines includes coverages that insure financial institutions crime and professional indemnity, medical malpractice, workers’ compensation and professional, managerial and general liability, as well as syndicate participations.

OTHER

Included in Other are Opus, which provides investment advisory services to affiliates and also manages assets for unaffiliated institutions such as insurance companies, retirement plans and foundations; earnings on holding company assets; and a discontinued voluntary pools business.

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

	Q4	Q1	Q2	Q3	Q4	Dec-YTD	Dec-YTD
(In millions, except earnings per share)	2014	2015	2015	2015	2015	2014	2015
PREMIUMS
Gross premiums written	$1,245.5	$1,456.0	$1,434.5	$1,379.7	$1,174.3	$5,465.4	$5,444.5
Net premiums written (1)	1,116.8	1,215.1	1,293.4	1,199.6	1,046.1	4,810.1	4,754.2
Net premiums earned	1,188.6	1,211.0	1,205.8	1,150.1	1,137.9	4,710.3	4,704.8
EARNINGS
Operating income before interest and taxes	$132.6	$100.2	$119.4	$122.5	$123.5	$406.2	$465.6
Operating income after taxes	79.6	57.1	70.4	72.2	80.3	232.7	280.0
Income from continuing operations	90.1	54.9	120.9	77.2	77.8	282.3	330.8
Net income	89.9	54.9	120.7	78.3	77.6	282.0	331.5
PER SHARE DATA (DILUTED)
Operating income after taxes	$1.77	$1.27	$1.56	$1.61	$1.82	$5.19	$6.25
Income from continuing operations	2.01	1.22	2.69	1.72	1.76	6.29	7.39
Net income	2.00	1.22	2.68	1.74	1.76	6.28	7.40
Weighted average shares outstanding	45.0	45.1	45.0	44.9	44.1	44.9	44.8

BALANCE SHEET
	December 31	March 31	June 30	September 30	December 31
(In millions, except per share data)	2014	2015	2015	2015	2015
Total assets	$13,759.7	$13,925.6	$14,144.7	$14,041.0	$13,790.9
Total loss and loss adjustment expense reserves	6,391.7	6,483.6	6,591.3	6,606.3	6,574.4
Total shareholders’ equity	2,844.0	2,899.9	2,908.5	2,877.5	2,844.4
Total shareholders’ equity, excluding net unrealized appreciation depreciation on investments and derivative instruments, net of tax (2)	2,543.1	2,572.2	2,675.5	2,679.6	2,694.5
U.S. Property and Casualty Companies
Statutory surplus	$2,057.1	$2,088.2	$2,126.6	$2,129.4	$2,192.8
Premium to surplus ratio	1.74:1	1.74:1	1.72:1	1.74:1	1.70:1
Book value per share	$64.85	$65.92	$66.28	$66.55	$66.21
Book value per share, excluding net unrealized appreciation depreciation on investments and derivative instruments, net of tax (2)	$57.98	$58.47	$60.96	$61.97	$62.72
Tangible book value per share (total book value excluding goodwill and intangibles)	$57.91	$59.12	$59.79	$60.05	$59.58
Shares outstanding	43.9	44.0	43.9	43.2	43.0
Total debt/equity	31.8%	29.0%	28.7%	28.2%	28.6%
Total debt/total capital	24.1%	22.5%	22.3%	22.0%	22.2%

(1)	Net premiums written for Chaucer do not reflect the June 30, 2015 transfer of $137.4 million of unearned premium reserves previously written by the U.K. motor business. This transfer of unearned premium reserves is part of the disposal of the U.K. motor business and has no impact on net premiums earned.
(2)	The calculation of this measure has been updated, including prior periods, to include all values contained within the caption of net unrealized appreciation (depreciation) on investments and derivative instruments, net of tax, as reported in the consolidated statements of shareholders’ equity in THG’s Form 10Q and Form 10K.

THE HANOVER INSURANCE GROUP

CONSOLIDATED INCOME STATEMENTS

	Three Months ended December 31			Year ended December 31
(In millions)	2015	2014	% Change	2015	2014	% Change
REVENUES
Premiums earned	$1,137.9	$1,188.6	(4.3)	$4,704.8	$4,710.3	(0.1)
Net investment income	70.0	68.8	1.7	279.1	270.3	3.3
Net realized investment gains (losses)	(10.5)	18.6	(156.5)	19.5	50.1	(61.1)
Fees and other income	7.3	9.1	(19.8)	30.6	36.9	(17.1)

Total revenues	1,204.7	1,285.1	(6.3)	5,034.0	5,067.6	(0.7)

LOSSES AND EXPENSES
Losses and loss adjustment expenses	675.4	695.9	(2.9)	2,884.1	2,927.5	(1.5)
Amortization of deferred acquisition costs	251.6	266.7	(5.7)	1,033.2	1,040.0	(0.7)
Interest expense	14.6	16.3	(10.4)	60.1	65.2	(7.8)
Gain on disposal of U.K. motor business	(0.7)	—	N/M	(38.4)	—	N/M
Other operating expenses	164.4	183.3	(10.3)	655.6	656.9	(0.2)

Total losses and expenses	1,105.3	1,162.2	(4.9)	4,594.6	4,689.6	(2.0)

Income from continuing operations before income taxes	99.4	122.9	(19.1)	439.4	378.0	16.2
Income tax expense	21.6	32.8	(34.1)	108.6	95.7	13.5

Income from continuing operations	77.8	90.1	(13.7)	330.8	282.3	17.2
Discontinued operations	(0.2)	(0.2)	N/M	0.7	(0.3)	N/M

Net income	$77.6	$89.9	(13.7)	$331.5	$282.0	17.6

THE HANOVER INSURANCE GROUP

CONSOLIDATED BALANCE SHEETS

	December 31	December 31
(In millions, except per share data)	2015	2014	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $6,934.0 and $7,145.7)	$6,983.4	$7,378.1	(5.3)
Equity securities, at fair value (cost of $528.5 and $506.6)	576.6	580.8	(0.7)
Other investments	393.4	291.4	35.0

Total investments	7,953.4	8,250.3	(3.6)

Cash and cash equivalents	338.8	373.3	(9.2)
Accrued investment income	62.9	66.9	(6.0)
Premiums and accounts receivable, net	1,391.7	1,360.9	2.3
Reinsurance recoverable on paid and unpaid losses and unearned premiums	2,635.0	2,268.2	16.2
Deferred acquisition costs	508.8	525.7	(3.2)
Deferred income taxes	137.9	131.2	5.1
Goodwill	186.0	184.6	0.8
Other assets	493.4	486.6	1.4
Assets of discontinued operations	83.0	112.0	(25.9)

Total assets	$13,790.9	$13,759.7	0.2

LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES
Loss and loss adjustment expense reserves	$6,574.4	$6,391.7	2.9
Unearned premiums	2,540.8	2,583.9	(1.7)
Expenses and taxes payable	724.9	695.4	4.2
Reinsurance premiums payable	205.2	226.8	(9.5)
Debt	812.8	903.5	(10.0)
Liabilities of discontinued operations	88.4	114.4	(22.7)

Total liabilities	10,946.5	10,915.7	0.3

SHAREHOLDERS’ EQUITY
Preferred stock, par value $0.01 per share; 20.0 million shares authorized; none issued	—	—	—
Common stock, par value $0.01 per share; 300.0 million shares authorized; 60.5 million shares issued	0.6	0.6	—
Additional paid-in capital	1,833.5	1,830.7	0.2
Accumulated other comprehensive income	53.9	206.4	(73.9)
Retained earnings	1,803.5	1,558.7	15.7
Treasury stock at cost (17.5 and 16.6 million shares)	(847.1)	(752.4)	12.6

Total shareholders’ equity	2,844.4	2,844.0	—

Total liabilities and shareholders’ equity	$13,790.9	$13,759.7	0.2

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

CONSOLIDATED

Three Months ended December 31

	2015					2014
	Commercial	Personal				Commercial	Personal
(In millions, except percentage data)	Lines	Lines	Chaucer	Other	Total	Lines	Lines	Chaucer	Other	Total
Gross premiums written	$592.4	$376.6	$205.3	$—	$1,174.3	$575.7	$376.5	$293.3	$—	$1,245.5

Net premiums written	$513.3	$357.6	$175.2	$—	$1,046.1	$499.0	$353.7	$264.1	$—	$1,116.8

Net premiums earned	$563.4	$358.4	$216.1	$—	$1,137.9	$529.2	$353.6	$305.8	$—	$1,188.6
Losses and LAE:
Current accident year, excluding catastrophe losses	330.7	217.6	118.5	—	666.8	311.8	214.1	177.0	—	702.9
Prior year unfavorable (favorable) reserve development	26.5	(13.1)	(30.8)	(0.7)	(18.1)	5.7	(1.2)	(33.2)	0.4	(28.3)
Catastrophe losses	17.8	9.3	(0.4)	—	26.7	10.2	9.2	1.9	—	21.3

Total losses and LAE	375.0	213.8	87.3	(0.7)	675.4	327.7	222.1	145.7	0.4	695.9
Amortization of deferred acquisition costs and other underwriting expenses	212.0	106.9	90.0	0.3	409.2	201.7	102.7	123.6	0.6	428.6

GAAP underwriting profit (loss)	(23.6)	37.7	38.8	0.4	53.3	(0.2)	28.8	36.5	(1.0)	64.1
Net investment income	39.6	18.3	11.1	1.0	70.0	37.5	18.0	12.0	1.3	68.8
Other income	2.0	3.2	1.4	0.7	7.3	2.0	3.1	3.2	0.8	9.1
Other operating expenses	(1.2)	(1.5)	—	(4.4)	(7.1)	(2.8)	(1.9)	(0.8)	(3.9)	(9.4)

Operating income (loss) before income taxes	$16.8	$57.7	$51.3	$(2.3)	$123.5	$36.5	$48.0	$50.9	$(2.8)	$132.6

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	58.7%	60.8%	54.9%	N/M	58.7%	58.9%	60.5%	58.0%	N/M	59.1%
Prior year unfavorable (favorable) reserve development	4.7%	(3.7)%	(14.3)%	N/M	(1.6)%	1.1%	(0.3)%	(10.9)%	N/M	(2.4)%
Catastrophe losses	3.2%	2.6%	(0.2)%	N/M	2.3%	1.9%	2.6%	0.6%	N/M	1.8%

Total loss and LAE ratio	66.6%	59.7%	40.4%	N/M	59.4%	61.9%	62.8%	47.7%	N/M	58.5%
Expense ratio	37.4%	29.1%	41.6%	N/M	35.6%	37.9%	28.3%	40.4%	N/M	35.8%

Combined ratio	104.0%	88.8%	82.0%	N/M	95.0%	99.8%	91.1%	88.1%	N/M	94.3%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

CONSOLIDATED

Year ended December 31

	2015					2014
(In millions, except percentage data)	Commercial	Personal				Commercial	Personal
	Lines	Lines	Chaucer	Other	Total	Lines	Lines	Chaucer	Other	Total
Gross premiums written	$2,592.5	$1,530.5	$1,321.5	$—	$5,444.5	$2,442.5	$1,517.3	$1,505.6	$—	$5,465.4

Net premiums written (1)	$2,281.9	$1,445.6	$1,026.7	$—	$4,754.2	$2,155.9	$1,422.8	$1,231.4	$—	$4,810.1

Net premiums earned	$2,227.0	$1,426.6	$1,051.2	$—	$4,704.8	$2,081.4	$1,407.1	$1,221.8	$—	$4,710.3
Losses and LAE:
Current accident year, excluding catastrophe losses	1,291.2	885.8	620.0	0.1	2,797.1	1,216.1	878.0	709.5	—	2,803.6
Prior year unfavorable (favorable) reserve development	45.2	(19.7)	(120.1)	0.3	(94.3)	9.2	(5.1)	(104.6)	1.4	(99.1)
Catastrophe losses	88.7	75.8	16.8	—	181.3	87.8	106.4	28.8	—	223.0

Total losses and LAE	1,425.1	941.9	516.7	0.4	2,884.1	1,313.1	979.3	633.7	1.4	2,927.5
Amortization of deferred acquisition costs and other underwriting expenses	814.6	412.7	403.0	1.5	1,631.8	776.6	405.7	465.6	1.7	1,649.6

GAAP underwriting profit (loss)	(12.7)	72.0	131.5	(1.9)	188.9	(8.3)	22.1	122.5	(3.1)	133.2
Net investment income	156.3	72.5	45.9	4.4	279.1	149.4	71.9	44.2	4.8	270.3
Other income	8.4	12.2	7.0	3.0	30.6	8.2	12.0	13.7	3.0	36.9
Other operating expenses	(8.7)	(7.4)	(0.7)	(16.2)	(33.0)	(9.4)	(7.0)	(2.8)	(15.0)	(34.2)

Operating income (loss) before income taxes	$143.3	$149.3	$183.7	$(10.7)	$465.6	$139.9	$99.0	$177.6	$(10.3)	$406.2

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	58.0%	62.1%	59.0%	N/M	59.4%	58.5%	62.4%	58.1%	N/M	59.6%
Prior year unfavorable (favorable) reserve development	2.0%	(1.4)%	(11.4)%	N/M	(2.0)%	0.4%	(0.4)%	(8.6)%	N/M	(2.1)%
Catastrophe losses	4.0%	5.3%	1.6%	N/M	3.9%	4.2%	7.6%	2.4%	N/M	4.7%

Total loss and LAE ratio	64.0%	66.0%	49.2%	N/M	61.3%	63.1%	69.6%	51.9%	N/M	62.2%
Expense ratio	36.4%	28.2%	38.3%	N/M	34.4%	37.1%	28.1%	38.1%	N/M	34.7%

Combined ratio	100.4%	94.2%	87.5%	N/M	95.7%	100.2%	97.7%	90.0%	N/M	96.9%

(1)	Net premiums written for Chaucer do not reflect the June 30, 2015 transfer of $137.4 million of unearned premium reserves previously written by the U.K. motor business. This transfer of unearned premium reserves is part of the disposal of the U.K. motor business and has no impact on net premiums earned.

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

CONSOLIDATED

	Q4	Q1	Q2	Q3	Q4	Dec-YTD	Dec-YTD
(In millions, except percentage data)	2014	2015	2015	2015	2015	2014	2015
Gross premiums written	$1,245.5	$1,456.0	$1,434.5	$1,379.7	$1,174.3	$5,465.4	$5,444.5

Net premiums written (1)	$1,116.8	$1,215.1	$1,293.4	$1,199.6	$1,046.1	$4,810.1	$4,754.2

Net premiums earned	$1,188.6	$1,211.0	$1,205.8	$1,150.1	$1,137.9	$4,710.3	$4,704.8
Losses and LAE:
Current accident year, excluding catastrophe losses	702.9	736.0	727.0	667.3	666.8	2,803.6	2,797.1
Prior year favorable reserve development	(28.3)	(25.2)	(28.6)	(22.4)	(18.1)	(99.1)	(94.3)
Catastrophe losses	21.3	62.3	46.5	45.8	26.7	223.0	181.3

Total losses and LAE	695.9	773.1	744.9	690.7	675.4	2,927.5	2,884.1
Amortization of deferred acquisition costs and other underwriting expenses	428.6	405.5	412.6	404.5	409.2	1,649.6	1,631.8

GAAP underwriting profit	$64.1	$32.4	$48.3	$54.9	$53.3	$133.2	$188.9

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	59.1%	60.9%	60.3%	58.0%	58.7%	59.6%	59.4%
Prior year favorable reserve development	(2.4)%	(2.1)%	(2.4)%	(1.9)%	(1.6)%	(2.1)%	(2.0)%
Catastrophe losses	1.8%	5.1%	3.9%	4.0%	2.3%	4.7%	3.9%

Total loss and LAE ratio	58.5%	63.9%	61.8%	60.1%	59.4%	62.2%	61.3%
Expense ratio	35.8%	33.2%	33.9%	34.8%	35.6%	34.7%	34.4%

Combined ratio	94.3%	97.1%	95.7%	94.9%	95.0%	96.9%	95.7%

Combined ratio, excluding catastrophe losses	92.5%	92.0%	91.8%	90.9%	92.7%	92.2%	91.8%
Current accident year combined ratio, excluding catastrophe losses	94.9%	94.1%	94.2%	92.8%	94.3%	94.3%	93.8%

(1)	Net premiums written for Chaucer do not reflect the June 30, 2015 transfer of $137.4 million of unearned premium reserves previously written by the U.K. motor business. This transfer of unearned premium reserves is part of the disposal of the U.K. motor business and has no impact on net premiums earned.

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

COMMERCIAL LINES

Three Months ended December 31

	2015					2014
	Multiple		Workers’			Multiple		Workers’
(In millions, except percentage data)	Peril	Auto	Comp	Other	Total	Peril	Auto	Comp	Other	Total
Net premiums written	$165.8	$68.4	$60.3	$218.8	$513.3	$161.0	$70.7	$54.2	$213.1	$499.0

Net premiums earned	$187.9	$76.9	$66.2	$232.4	$563.4	$176.0	$76.0	$59.7	$217.5	$529.2
Losses and LAE:
Current accident year, excluding catastrophe losses	98.4	53.8	45.2	133.3	330.7	90.2	54.6	40.7	126.3	311.8
Prior year unfavorable (favorable) reserve development	7.4	16.9	(35.4)	37.6	26.5	(0.1)	4.5	(1.4)	2.7	5.7
Catastrophe losses	11.5	—	—	6.3	17.8	9.6	(0.5)	—	1.1	10.2

Total losses and LAE	117.3	70.7	9.8	177.2	375.0	99.7	58.6	39.3	130.1	327.7
Amortization of deferred acquisition costs and other underwriting expenses					212.0					201.7

GAAP underwriting loss					(23.6)					(0.2)
Net investment income					39.6					37.5
Other income					2.0					2.0
Other operating expenses					(1.2)					(2.8)

Operating income before income taxes					$16.8					$36.5

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	52.4%	70.0%	68.3%	57.3%	58.7%	51.2%	71.9%	68.1%	58.1%	58.9%
Prior year unfavorable (favorable) reserve development	3.9%	22.0%	(53.5)%	16.2%	4.7%	(0.1)%	5.9%	(2.3)%	1.2%	1.1%
Catastrophe losses	6.1%	—	—	2.7%	3.2%	5.5%	(0.7)%	—	0.5%	1.9%

Total loss and LAE ratio	62.4%	92.0%	14.8%	76.2%	66.6%	56.6%	77.1%	65.8%	59.8%	61.9%
Expense ratio					37.4%					37.9%

Combined ratio					104.0%					99.8%

Change in policies in force	6.5%	(3.4)%	(13.9)%	4.2%	1.5%	4.3%	0.1%	8.3%	4.5%	4.3%
Retention	85.0%	79.0%	77.3%	N/M	82.1%	83.9%	79.8%	79.4%	N/M	82.0%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

COMMERCIAL LINES

Year ended December 31

	2015					2014
	Multiple		Workers’			Multiple		Workers’
(In millions, except percentage data)	Peril	Auto	Comp	Other	Total	Peril	Auto	Comp	Other	Total
Net premiums written	$752.6	$306.0	$267.8	$955.5	$2,281.9	$705.1	$302.6	$247.8	$900.4	$2,155.9

Net premiums earned	$731.5	$305.3	$263.0	$927.2	$2,227.0	$685.6	$302.6	$238.1	$855.1	$2,081.4
Losses and LAE:
Current accident year, excluding catastrophe losses	382.4	215.1	180.0	513.7	1,291.2	359.4	215.5	167.5	473.7	1,216.1
Prior year unfavorable (favorable) reserve development	15.0	23.4	(46.9)	53.7	45.2	(4.9)	15.1	(5.6)	4.6	9.2
Catastrophe losses	53.9	0.5	—	34.3	88.7	71.6	1.1	—	15.1	87.8

Total losses and LAE	451.3	239.0	133.1	601.7	1,425.1	426.1	231.7	161.9	493.4	1,313.1
Amortization of deferred acquisition costs and other underwriting expenses					814.6					776.6

GAAP underwriting loss					(12.7)					(8.3)
Net investment income					156.3					149.4
Other income					8.4					8.2
Other operating expenses					(8.7)					(9.4)

Operating income before income taxes					$143.3					$139.9

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	52.2%	70.3%	68.4%	55.4%	58.0%	52.5%	71.2%	70.4%	55.4%	58.5%
Prior year unfavorable (favorable) reserve development	2.1%	7.7%	(17.8)%	5.8%	2.0%	(0.7)%	5.0%	(2.4)%	0.5%	0.4%
Catastrophe losses	7.4%	0.2%	—	3.7%	4.0%	10.4%	0.4%	—	1.8%	4.2%

Total loss and LAE ratio	61.7%	78.2%	50.6%	64.9%	64.0%	62.2%	76.6%	68.0%	57.7%	63.1%
Expense ratio					36.4%					37.1%

Combined ratio					100.4%					100.2%

Change in policies in force	6.5%	(3.4)%	(13.9)%	4.2%	1.5%	4.3%	0.1%	8.3%	4.5%	4.3%
Retention	86.1%	80.7%	77.3%	N/M	83.3%	85.0%	79.5%	78.2%	N/M	82.7%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

COMMERCIAL LINES

	Q4	Q1	Q2	Q3	Q4	Dec-YTD	Dec-YTD
(In millions, except percentage data)	2014	2015	2015	2015	2015	2014	2015
Gross premiums written	$575.7	$656.2	$642.7	$701.2	$592.4	$2,442.5	$2,592.5

Net premiums written	$499.0	$581.9	$569.1	$617.6	$513.3	$2,155.9	$2,281.9

Net premiums earned	$529.2	$546.2	$557.0	$560.4	$563.4	$2,081.4	$2,227.0
Losses and LAE:
Current accident year, excluding catastrophe losses	311.8	318.7	317.2	324.6	330.7	1,216.1	1,291.2
Prior year unfavorable reserve development	5.7	0.9	6.0	11.8	26.5	9.2	45.2
Catastrophe losses	10.2	33.9	23.2	13.8	17.8	87.8	88.7

Total losses and LAE	327.7	353.5	346.4	350.2	375.0	1,313.1	1,425.1
Amortization of deferred acquisition costs and other underwriting expenses	201.7	198.6	202.1	201.9	212.0	776.6	814.6

GAAP underwriting profit (loss)	$(0.2)	$(5.9)	$8.5	$8.3	$(23.6)	$(8.3)	$(12.7)

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	58.9%	58.4%	56.9%	57.9%	58.7%	58.5%	58.0%
Prior year unfavorable reserve development	1.1%	0.2%	1.1%	2.1%	4.7%	0.4%	2.0%
Catastrophe losses	1.9%	6.2%	4.2%	2.5%	3.2%	4.2%	4.0%

Total loss and LAE ratio	61.9%	64.8%	62.2%	62.5%	66.6%	63.1%	64.0%
Expense ratio	37.9%	36.2%	36.1%	35.8%	37.4%	37.1%	36.4%

Combined ratio	99.8%	101.0%	98.3%	98.3%	104.0%	100.2%	100.4%

Combined ratio, excluding catastrophe losses	97.9%	94.8%	94.1%	95.8%	100.8%	96.0%	96.4%
Current accident year combined ratio, excluding catastrophe losses	96.8%	94.6%	93.0%	93.7%	96.1%	95.6%	94.4%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

PERSONAL LINES

Three Months ended December 31

	2015				2014
(In millions, except percentage data)	Auto	Home	Other	Total	Auto	Home	Other	Total
Net premiums written	$218.5	$129.6	$9.5	$357.6	$215.9	$128.1	$9.7	$353.7

Net premiums earned	$222.1	$126.6	$9.7	$358.4	$218.8	$124.7	$10.1	$353.6
Losses and LAE:
Current accident year, excluding catastrophe losses	162.8	53.1	1.7	217.6	163.5	47.3	3.3	214.1
Prior year unfavorable (favorable) reserve development	(2.9)	(10.7)	0.5	(13.1)	(1.4)	0.3	(0.1)	(1.2)
Catastrophe losses	0.9	8.3	0.1	9.3	(0.9)	10.0	0.1	9.2

Total losses and LAE	160.8	50.7	2.3	213.8	161.2	57.6	3.3	222.1
Amortization of deferred acquisition costs and other underwriting expenses				106.9				102.7

GAAP underwriting profit				37.7				28.8
Net investment income				18.3				18.0
Other income				3.2				3.1
Other operating expenses				(1.5)				(1.9)

Operating income before income taxes				$57.7				$48.0

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	73.3%	42.0%	17.5%	60.8%	74.7%	38.0%	32.6%	60.5%
Prior year unfavorable (favorable) reserve development	(1.3)%	(8.5)%	5.2%	(3.7)%	(0.6)%	0.2%	(1.0)%	(0.3)%
Catastrophe losses	0.4%	6.6%	1.0%	2.6%	(0.4)%	8.0%	1.0%	2.6%

Total loss and LAE ratio	72.4%	40.1%	23.7%	59.7%	73.7%	46.2%	32.6%	62.8%
Expense ratio				29.1%				28.3%

Combined ratio				88.8%				91.1%

Change in policies in force	(3.2)%	(1.9)%	(12.6)%	(3.0)%	(3.5)%	(5.3)%	(12.8)%	(4.7)%
Retention (1)	82.7%	81.4%	N/M	82.0%	83.2%	80.1%	N/M	81.8%

(1)	The calculation has been updated, including prior periods, to reflect the ratio of net retained policies for the noted period to those policies available to renew over the same period.

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

PERSONAL LINES

Year ended December 31

	2015				2014
(In millions, except percentage data)	Auto	Home	Other	Total	Auto	Home	Other	Total
Net premiums written	$900.0	$507.4	$38.2	$1,445.6	$884.1	$499.0	$39.7	$1,422.8

Net premiums earned	$883.9	$503.9	$38.8	$1,426.6	$868.7	$498.0	$40.4	$1,407.1
Losses and LAE:
Current accident year, excluding catastrophe losses	631.8	242.1	11.9	885.8	627.0	236.0	15.0	878.0
Prior year unfavorable (favorable) reserve development	(7.2)	(12.1)	(0.4)	(19.7)	(5.9)	1.3	(0.5)	(5.1)
Catastrophe losses	4.2	70.6	1.0	75.8	8.5	96.9	1.0	106.4

Total losses and LAE	628.8	300.6	12.5	941.9	629.6	334.2	15.5	979.3
Amortization of deferred acquisition costs and other underwriting expenses				412.7				405.7

GAAP underwriting profit				72.0				22.1
Net investment income				72.5				71.9
Other income				12.2				12.0
Other operating expenses				(7.4)				(7.0)

Operating income before income taxes				$149.3				$99.0

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	71.4%	48.1%	30.6%	62.1%	72.2%	47.3%	37.0%	62.4%
Prior year unfavorable (favorable) reserve development	(0.8)%	(2.4)%	(1.0)%	(1.4)%	(0.7)%	0.3%	(1.2)%	(0.4)%
Catastrophe losses	0.5%	14.0%	2.6%	5.3%	1.0%	19.5%	2.5%	7.6%

Total loss and LAE ratio	71.1%	59.7%	32.2%	66.0%	72.5%	67.1%	38.3%	69.6%
Expense ratio				28.2%				28.1%

Combined ratio				94.2%				97.7%

Change in policies in force	(3.2)%	(1.9)%	(12.6)%	(3.0)%	(3.5)%	(5.3)%	(12.8)%	(4.7)%
Retention (1)	83.2%	81.0%	N/M	82.2%	82.9%	77.9%	N/M	80.7%

(1)	The calculation has been updated, including prior periods, to reflect the ratio of net retained policies for the noted period to those policies available to renew over the same period.

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

PERSONAL LINES

	Q4	Q1	Q2	Q3	Q4	Dec-YTD	Dec-YTD
(In millions, except percentage data)	2014	2015	2015	2015	2015	2014	2015
Gross premiums written	$376.5	$349.1	$401.8	$403.0	$376.6	$1,517.3	$1,530.5

Net premiums written	$353.7	$326.4	$378.3	$383.3	$357.6	$1,422.8	$1,445.6

Net premiums earned	$353.6	$352.9	$356.7	$358.6	$358.4	$1,407.1	$1,426.6
Losses and LAE:
Current accident year, excluding catastrophe losses	214.1	226.0	222.8	219.4	217.6	878.0	885.8
Prior year favorable reserve development	(1.2)	(2.2)	(1.9)	(2.5)	(13.1)	(5.1)	(19.7)
Catastrophe losses	9.2	25.5	20.9	20.1	9.3	106.4	75.8

Total losses and LAE	222.1	249.3	241.8	237.0	213.8	979.3	941.9
Amortization of deferred acquisition costs and other underwriting expenses	102.7	100.2	101.9	103.7	106.9	405.7	412.7

GAAP underwriting profit	$28.8	$3.4	$13.0	$17.9	$37.7	$22.1	$72.0

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	60.5%	64.1%	62.4%	61.2%	60.8%	62.4%	62.1%
Prior year favorable reserve development	(0.3)%	(0.6)%	(0.5)%	(0.7)%	(3.7)%	(0.4)%	(1.4)%
Catastrophe losses	2.6%	7.2%	5.9%	5.6%	2.6%	7.6%	5.3%

Total loss and LAE ratio	62.8%	70.7%	67.8%	66.1%	59.7%	69.6%	66.0%
Expense ratio	28.3%	27.7%	27.9%	28.1%	29.1%	28.1%	28.2%

Combined ratio	91.1%	98.4%	95.7%	94.2%	88.8%	97.7%	94.2%

Combined ratio, excluding catastrophe losses	88.5%	91.2%	89.8%	88.6%	86.2%	90.1%	88.9%
Current accident year combined ratio, excluding catastrophe losses	88.8%	91.8%	90.3%	89.3%	89.9%	90.5%	90.3%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

CHAUCER

Three Months ended December 31

	2015						2014
		Marine &		UK	Casualty			Marine &		UK	Casualty
(In millions, except percentage data)	Property	Aviation	Energy	Motor	& Other	Total	Property	Aviation	Energy	Motor	& Other	Total
Gross premiums written	$23.4	$76.6	$35.9	$1.6	$67.8	$205.3	$23.6	$83.1	$50.0	$68.3	$68.3	$293.3

Net premiums written	$23.7	$62.7	$29.1	$—	$59.7	$175.2	$22.1	$75.8	$40.4	$68.6	$57.2	$264.1

Net premiums earned	$43.4	$63.6	$34.8	$—	$74.3	$216.1	$46.0	$74.9	$50.1	$70.7	$64.1	$305.8
Losses and LAE:
Current accident year, excluding catastrophe losses						118.5						177.0
Prior year favorable reserve development						(30.8)						(33.2)
Catastrophe losses						(0.4)						1.9

Total losses and LAE						87.3						145.7
Amortization of deferred acquisition costs and other underwriting expenses						90.0						123.6

GAAP underwriting profit						38.8						36.5
Net investment income						11.1						12.0
Other income						1.4						3.2
Other operating expenses						—						(0.8)

Operating income before income taxes						$51.3						$50.9

Loss and LAE ratio:
Current accident year, excluding catastrophe losses						54.9%						58.0%
Prior year favorable reserve development						(14.3)%						(10.9)%
Catastrophe losses						(0.2)%						0.6%

Total loss and LAE ratio						40.4%						47.7%
Expense ratio						41.6%						40.4%

Combined ratio						82.0%						88.1%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

CHAUCER

Year ended December 31

	2015						2014
		Marine &		UK	Casualty			Marine &		UK	Casualty
(In millions, except percentage data)	Property	Aviation	Energy	Motor	& Other	Total	Property	Aviation	Energy	Motor	& Other	Total
Gross premiums written	$236.1	$354.2	$198.6	$187.5	$345.1	$1,321.5	$245.4	$374.6	$247.2	$319.1	$319.3	$1,505.6

Net premiums written (1)	$166.9	$286.9	$136.2	$129.1	$307.6	$1,026.7	$179.2	$304.8	$173.0	$297.7	$276.7	$1,231.4

Net premiums earned	$169.1	$277.6	$174.8	$135.4	$294.3	$1,051.2	$187.6	$284.1	$200.0	$305.9	$244.2	$1,221.8
Losses and LAE:
Current accident year, excluding catastrophe losses						620.0						709.5
Prior year favorable reserve development						(120.1)						(104.6)
Catastrophe losses						16.8						28.8

Total losses and LAE						516.7						633.7
Amortization of deferred acquisition costs and other underwriting expenses						403.0						465.6

GAAP underwriting profit						131.5						122.5
Net investment income						45.9						44.2
Other income						7.0						13.7
Other operating expenses						(0.7)						(2.8)

Operating income before income taxes						$183.7						$177.6

Loss and LAE ratio:
Current accident year, excluding catastrophe losses						59.0%						58.1%
Prior year favorable reserve development						(11.4)%						(8.6)%
Catastrophe losses						1.6%						2.4%

Total loss and LAE ratio						49.2%						51.9%
Expense ratio						38.3%						38.1%

Combined ratio						87.5%						90.0%

(1)	Net premiums written for Chaucer do not reflect the June 30, 2015 transfer of $137.4 million of unearned premium reserves previously written by the U.K. motor business. This transfer of unearned premium reserves is part of the disposal of the U.K. motor business and has no impact on net premiums earned.

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

CHAUCER

	Q4	Q1	Q2	Q3	Q4	Dec-YTD	Dec-YTD
(In millions, except percentage data)	2014	2015	2015	2015	2015	2014	2015
Gross premiums written	$293.3	$450.7	$390.0	$275.5	$205.3	$1,505.6	$1,321.5

Net premiums written (1)	$264.1	$306.8	$346.0	$198.7	$175.2	$1,231.4	$1,026.7

Net premiums earned	$305.8	$311.9	$292.1	$231.1	$216.1	$1,221.8	$1,051.2
Losses and LAE:
Current accident year, excluding catastrophe losses	177.0	191.3	186.9	123.3	118.5	709.5	620.0
Prior year favorable reserve development	(33.2)	(24.2)	(33.0)	(32.1)	(30.8)	(104.6)	(120.1)
Catastrophe losses	1.9	2.9	2.4	11.9	(0.4)	28.8	16.8

Total losses and LAE	145.7	170.0	156.3	103.1	87.3	633.7	516.7
Amortization of deferred acquisition costs and other underwriting expenses	123.6	106.3	108.3	98.4	90.0	465.6	403.0

GAAP underwriting profit	$36.5	$35.6	$27.5	$29.6	$38.8	$122.5	$131.5

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	58.0%	61.4%	64.0%	53.4%	54.9%	58.1%	59.0%
Prior year favorable reserve development	(10.9)%	(7.8)%	(11.3)%	(13.9)%	(14.3)%	(8.6)%	(11.4)%
Catastrophe losses	0.6%	0.9%	0.8%	5.1%	(0.2)%	2.4%	1.6%

Total loss and LAE ratio	47.7%	54.5%	53.5%	44.6%	40.4%	51.9%	49.2%
Expense ratio	40.4%	34.1%	37.1%	42.6%	41.6%	38.1%	38.3%

Combined ratio	88.1%	88.6%	90.6%	87.2%	82.0%	90.0%	87.5%

Combined ratio, excluding catastrophe losses	87.5%	87.7%	89.8%	82.1%	82.2%	87.6%	85.9%
Current accident year combined ratio, excluding catastrophe losses	98.4%	95.5%	101.1%	96.0%	96.5%	96.2%	97.3%

(1)	Net premiums written for Chaucer do not reflect the June 30, 2015 transfer of $137.4 million of unearned premium reserves previously written by the U.K. motor business. This transfer of unearned premium reserves is part of the disposal of the U.K. motor business and has no impact on net premiums earned.

THE HANOVER INSURANCE GROUP

NET INVESTMENT INCOME AND YIELDS

	Q4	Q1	Q2	Q3	Q4	YTD	YTD
(In millions, except yields)	2014	2015	2015	2015	2015	2014	2015
Net Investment Income
Fixed maturities	$64.5	$64.7	$63.6	$62.5	$63.0	$255.8	$253.8
Equity securities	4.2	3.9	4.8	4.2	4.6	16.5	17.5
Other investments	3.1	4.2	4.7	4.0	5.2	9.0	18.1
Investment expenses	(3.0)	(2.7)	(2.4)	(2.4)	(2.8)	(11.0)	(10.3)

Total	$68.8	$70.1	$70.7	$68.3	$70.0	$270.3	$279.1

Pre-tax Yields
Fixed maturities	3.65%	3.64%	3.60%	3.64%	3.63%	3.71%	3.61%
Total	3.39%	3.41%	3.48%	3.45%	3.47%	3.42%	3.44%

Pre-tax yields are calculated as annualized net investment income divided by the average of investment balances, excluding unrealized capital gains and losses, at the end of each month during the period.

THE HANOVER INSURANCE GROUP

INVESTMENT PORTFOLIO

December 31, 2015

(In millions)
						Change in	Change in
	Weighted				Net	Net	Net
	Average	Amortized	Fair	% of	Unrealized	Unrealized	Unrealized
Investment Type	Quality	Cost or Cost	Value	Total	Gain (Loss)	During Q4	YTD
Fixed maturities:
U.S. Treasury and government agencies	AAA	$447.1	$449.1	5.4%	$2.0	$(5.3)	$(2.1)
Foreign government	AA+	244.7	245.8	3.0%	1.1	(0.6)	(3.5)
Municipals:
Taxable	AA	958.3	1,001.2	12.1%	42.9	(11.5)	(11.8)
Tax exempt	AA	116.2	119.1	1.4%	2.9	(0.4)	(0.8)
Corporate:
NAIC 1	A+	1,651.6	1,683.5	20.3%	31.9	(16.9)	(39.2)
NAIC 2	BBB	1,614.9	1,613.5	19.4%	(1.4)	(29.9)	(64.7)
NAIC 3 and below	B+	433.4	394.0	4.8%	(39.4)	(6.7)	(39.5)

Total corporate	BBB+	3,699.9	3,691.0	44.5%	(8.9)	(53.5)	(143.4)

Asset backed:
Residential mortgage-backed	AA+	887.6	896.1	10.8%	8.5	(9.8)	(10.2)
Commercial mortgage-backed	AA+	499.6	501.1	6.0%	1.5	(10.4)	(9.6)
Asset-backed	AAA	80.6	80.0	1.0%	(0.6)	(0.9)	(1.6)

Total fixed maturities	A+	6,934.0	6,983.4	84.2%	49.4	(92.4)	(183.0)
Equity securities		528.5	576.6	7.0%	48.1	24.8	(26.1)
Other investments		390.0	393.4	4.7%	3.4	(0.2)	(0.2)

Total investments		7,852.5	7,953.4	95.9%	100.9	(67.8)	(209.3)
Cash and cash equivalents		338.8	338.8	4.1%	—	—	—

Total		$8,191.3	$8,292.2	100.0%	$100.9	$(67.8)	$(209.3)

THE HANOVER INSURANCE GROUP

CREDIT QUALITY AND DURATION OF FIXED MATURITIES

December 31, 2015

(In millions)
CREDIT QUALITY OF FIXED MATURITIES
	Rating Agency	Amortized	Fair	% of Total
NAIC Designation	Equivalent Designation	Cost	Value	Fair Value
1	Aaa/Aa/A	$4,849.3	$4,939.9	70.7%
2	Baa	1,648.3	1,646.0	23.6%
3	Ba	219.4	206.4	3.0%
4	B	185.0	172.3	2.5%
5	Caa and lower	26.6	15.6	0.2%
6	In or near default	5.4	3.2	0.0%

Total fixed maturities		$6,934.0	$6,983.4	100.0%

DURATION OF FIXED MATURITIES
	Amortized	Fair	% of Total
	Cost	Value	Fair Value
0-2 Years	$1,271.9	$1,289.7	18.5%
2-4 Years	1,820.4	1,836.7	26.3%
4-6 Years	2,225.1	2,236.5	32.0%
6-8 Years	1,395.5	1,394.1	20.0%
8-10 Years	140.5	144.5	2.1%
10+ Years	80.6	81.9	1.1%

Total fixed maturities	$6,934.0	$6,983.4	100.0%

Weighted Average Duration	4.27

THE HANOVER INSURANCE GROUP

TOP 10 CORPORATE AND MUNICIPAL FIXED MATURITY HOLDINGS

December 31, 2015

(In millions, except percentage data)
Issuer	Amortized Cost	Fair Value	As a Percent of Invested Assets	S&P Ratings
JP Morgan	$27.8	$27.4	0.33%	A-
Bank of America	26.5	27.1	0.33%	BBB+
Glencore Funding	25.1	23.4	0.28%	BBB
Wells Fargo	25.0	25.6	0.31%	A
MetLife	24.6	25.2	0.30%	A+
Mitsubishi UFJ Financial Group	24.3	24.5	0.30%	A+
CVS Caremark	24.3	25.1	0.30%	BBB+
PNC Bank	23.6	24.2	0.29%	A-
Capital One	23.2	23.2	0.28%	BBB
Verizon Communications	22.2	22.8	0.28%	BBB+

Top 10 Corporate and Municipal Fixed	$246.6	$248.5	3.00%

THE HANOVER INSURANCE GROUP

RECONCILIATION OF OPERATING INCOME TO NET INCOME

	Three Months ended December 31				Year ended December 31
	2015		2014		2015		2014
(In millions, except per share data)	$	Per Share (Diluted)	$	Per Share (Diluted)	$	Per Share (Diluted)	$	Per Share (Diluted)
OPERATING INCOME (LOSS)
Commercial Lines	$16.8		$36.5		$143.3		$139.9
Personal Lines	57.7		48.0		149.3		99.0
Chaucer	51.3		50.9		183.7		177.6
Other	(2.3)		(2.8)		(10.7)		(10.3)

Total	123.5		132.6		465.6		406.2
Interest expense	(14.6)		(16.3)		(60.1)		(65.2)

Operating income before income taxes	108.9	$2.47	116.3	$2.59	405.5	$9.05	341.0	$7.60
Income tax expense on operating income	(28.6)	(0.65)	(36.7)	(0.82)	(125.5)	(2.80)	(108.3)	(2.41)

Operating income after income taxes	80.3	1.82	79.6	1.77	280.0	6.25	232.7	5.19
Gain on disposal of U.K. motor business, net of tax	0.3	0.01	—	—	40.6	0.91	—	—
Other non-operating items:
Net realized investment gains (losses)	(10.5)	(0.24)	18.6	0.42	19.5	0.43	50.1	1.12
Loss from repurchase of debt	—	—	—	—	(24.1)	(0.54)	(0.1)	—
Loss from settlement of pension obligation	—	—	(12.1)	(0.28)	—	—	(12.1)	(0.28)
Other	0.3	0.01	0.1	0.01	0.1	0.01	(0.9)	(0.02)
Income tax benefit on other non-operating items	7.4	0.16	3.9	0.09	14.7	0.33	12.6	0.28

Income from continuing operations, net of taxes	77.8	1.76	90.1	2.01	330.8	7.39	282.3	6.29
Discontinued operations, net of taxes	(0.2)	—	(0.2)	(0.01)	0.7	0.01	(0.3)	(0.01)

NET INCOME	$77.6	$1.76	$89.9	$2.00	$331.5	$7.40	$282.0	$6.28

Non-GAAP Financial Measures

The Hanover uses non-GAAP financial measures as important measures of the Company’s operating performance, which we believe provide investors with additional information regarding management’s evaluation of our results of operations and financial performance. The Company’s non-GAAP measures include operating income before interest expense and taxes, total operating income after taxes, total operating income after taxes per share, total book value per share, total book value per share excluding net unrealized gains and losses related to investments, net of tax, tangible book value per share and measures of operating income and loss ratios excluding catastrophe losses and reserve development. After-tax operating income EPS (sometimes referred to as “after-tax operating income per share”) is a non-GAAP measure. It is defined as net income (loss) excluding the after-tax impact of net realized investment gains (losses), as well as results from discontinued operations for a period divided by the average number of diluted shares of common stock.

Operating income before interest expense and taxes is net income, excluding interest expense on debt, income taxes and net realized investment gains and losses, because fluctuations in these gains and losses are determined by interest rates, financial markets and the timing of sales. Operating income before interest expense and taxes also excludes net gains and losses on disposals of businesses, discontinued operations, restructuring costs, extraordinary items, the cumulative effect of accounting changes and certain other items. Operating income before interest expense and taxes is the sum of the operating income from: Commercial Lines, Personal Lines, Chaucer, and Other. The Hanover believes that measures of operating income before interest expense and taxes provide investors with a valuable measure of the performance of the Company’s ongoing businesses because they highlight net income attributable to the core operations of the business.

Book value per share is total shareholders’ equity divided by the number of common shares outstanding. Book value per share excluding net unrealized gains and losses related to investments, net of tax is total shareholders’ equity excluding the after-tax effect of unrealized investment gains and losses divided by the number of common shares outstanding. Tangible book value per share is total shareholders’ equity, excluding goodwill, divided by the number of common shares outstanding.

The Hanover also provides measures of operating income and loss ratios that exclude the effects of catastrophe losses. A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, hurricane, earthquake, windstorm, explosion, terrorism or other similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance. The Hanover believes that providing certain financial metrics and trends excluding the effects of catastrophes is meaningful for investors to understand the variability of periodic earnings and loss ratios.

Prior year reserve development, which can be favorable or unfavorable, represents changes in our estimate of the costs to pay claims from prior years. We believe that a discussion of operating income excluding prior year reserve development is helpful to investors since it provides insight into both our estimate of current year accident results and changes to prior-year reserve estimates.

Operating income before and after interest expense and taxes and measures of operating income that exclude the effects of catastrophe losses or reserve development should not be construed as substitutes for net income determined in accordance with GAAP. A reconciliation of income from continuing operations to operating income before interest expense and taxes and income from continuing operations per share to operating income after taxes per share for the three and twelve months ended December 31, 2015 and 2014 is set forth on page 21 of this document. The presentation of loss ratios calculated excluding the effects of reserve development and/or catastrophe losses should not be construed as a substitute for loss ratios determined in accordance with GAAP.

CORPORATE OFFICES AND

PRINCIPAL SUBSIDIARIES

THE HANOVER INSURANCE GROUP, INC.

440 Lincoln Street

Worcester, MA 01653

The Hanover Insurance Company

440 Lincoln Street

Worcester, MA 01653

Citizens Insurance Company of America

808 North Highlander Way

Howell, MI 48843

Chaucer Holdings Limited

Plantation Place

30 Fenchurch Street

London

EC3M 3AD

MARKET AND DIVIDEND INFORMATION

The following tables set forth the high and low closing sales prices of our common stock and cash dividends for the periods indicated:

Quarter Ended	2015
	Price Range		Dividends
	High	Low	Per Share
March 31	$73.35	$68.18	$0.410
June 30	$74.87	$68.57	$0.410
September 30	$82.82	$75.39	$0.410
December 31	$86.58	$77.40	$0.460

Quarter Ended	2014
	Price Range		Dividends
	High	Low	Per Share
March 31	$61.44	$53.14	$0.370
June 30	$64.00	$58.23	$0.370
September 30	$63.82	$57.81	$0.370
December 31	$73.30	$60.51	$0.410

INDUSTRY RATINGS AS OF FEBRUARY 4, 2016

Financial Strength Ratings	A.M. Best	Standard & Poor’s	Moody’s
The Hanover Insurance Company	A	A	A3
Citizens Insurance Company of America	A	A	—

Debt Ratings	A.M. Best	Standard & Poor’s	Moody’s
The Hanover Insurance Group, Inc.
Senior Debt	bbb	BBB	Baa3
Subordinated Debentures	bb+	BB+	Ba1

TRANSFER AGENT

Computershare Investor Services

PO Box 30170

College Station, TX 77842-3170

1-800-317-4454

COMMON STOCK

Common stock of The Hanover Insurance Group is traded on the New York Stock Exchange under the symbol “THG”.

INQUIRIES

Oksana Lukasheva

Vice President

Investor Relations

(508) 855-2063

olukasheva@hanover.com

INVESTOR INFORMATION LINE

Dial 1-800-407-5222 to receive additional printed information, fax-on-demand services or other prerecorded messages.

Please visit our internet site at http://www.Hanover.com